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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2002

                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                                   84-1037630
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification number)


                         COMMISSION FILE NUMBER: 1-15587

                              200 BRICKSTONE SQUARE
                                    SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On July 26, 2002, the Board of Directors of Med Diversified, Inc. (the "Company") received a letter from KPMG LLP ("KPMG") pursuant to which KPMG resigned from its position as the independent auditors of the Company, effective immediately, and stated that it would not be issuing an auditor's report on the Company's consolidated financial statements for the fiscal year ended March 31, 2002.

                  KPMG's report on the consolidated financial statements of the Company for the fiscal year ended March 31, 2001 contained a going concern qualification, but did not otherwise contain a disclaimer of opinion nor was it otherwise qualified or modified as to uncertainty, audit scope or accounting principles. KPMG's review of the consolidated financial statements for the fiscal quarters ended June 30, 2001, September 30, 2001 and December 31, 2001 did not result in any comment or discussion indicating that KPMG's review resulted in any concern that the statements were not prepared in accordance with generally accepted accounting principles.

                  The consolidated financial statements of the Company for the fiscal years ended March 31, 1999 and March 31, 2000 were audited by Arthur Andersen LLP ("Andersen"). Andersen reviewed the fiscal quarters ended June 30, 2000, September 30, 2000 and December 31, 2000. As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2001, in connection with the relocation of the Company's finance department, on March 8, 2001, the Company dismissed Andersen as its independent accountant and selected KPMG to act as its independent accountant. The decision to change independent accountants from Andersen to KPMG was recommended by the Audit Committee and approved by the Board of Directors of the Company.

                  Andersen's reports on the consolidated financial statements of the Company for the fiscal years ended March 31, 2000 and March 31, 1999 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's review of the consolidated financial statements for the fiscal quarters ended June 30, 2000, September 30, 2000 and December 31, 2000 did not result in any comment or discussion indicating that Andersen's review resulted in


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any concern that the statements were not prepared in accordance with generally accepted accounting principles

                  In connection with the audit of the fiscal year ended March 31, 2000 and the subsequent interim period through March 8, 2001, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

                  For the purposes of this Current Report on Form 8-K, the term "disagreements" is interpreted and used broadly, to include any difference of opinion concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the independent accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

                  In connection with the audit of the fiscal year ended March 31, 2002 and the subsequent interim period through July 26, 2002, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, except in connection with the audit of the consolidated financial statements for the fiscal year ended March 31, 2002.

                  The Company and KPMG have disagreed regarding the scope of an inquiry requested by the Board of Directors and KPMG regarding certain alleged activities that KPMG believes are likely illegal acts. The Company disagrees with KPMG's conclusion. Because of this disagreement, KPMG believes that (i) the alleged illegal acts could materially impact the consolidated financial statements to be issued and (ii) it is no longer able to rely on management's representations and is unwilling to be associated with the consolidated financial statements prepared by management. Prior to July 26, 2002 and the submission of the resignation letter, KPMG did not give the Board of Directors an opportunity to discuss the subject matter of the disagreement with KPMG. The Company has authorized KPMG to respond fully to the inquiries of a successor accounting firm concerning the subject matter of the disagreement.

                  KPMG has not provided the Company with a report, written or oral, or any further detail as to any findings or conclusions of KPMG with respect to the alleged illegal acts. KPMG has not disclosed to the Company any basis or reasoning for KPMG's view of the nature or quality of the investigation conducted on behalf of the Company with respect to the alleged illegal acts. Although KPMG has been offered and given unlimited access to the Board of Directors of the Company and the special counsel that conducted the investigation of the relevant facts surrounding the alleged illegal acts (the "Independent Investigator"), KPMG has not met with either the Board or the Independent Investigator to discuss KPMG's concerns or to discuss the basis for its decisions before delivering its resignation letter on July 26, 2002.

                  The report prepared by the Independent Investigator concluded that no illegal acts had been taken by any representatives of the Company and that there were no material accounting irregularities found as a result of the investigation.


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ITEM 5.           OTHER EVENTS.

                  The Company and George Kuselias, the Chief Financial Officer of the Company, decided as of August 1, 2002 that Mr. Kuselias will pursue employment outside the Company. Mr. Kuselias' last day of employment was August 1, 2002.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           Not Applicable

                  (B)      PRO FORMA FINANCIAL INFORMATION.

                           Not Applicable

                  (C)      EXHIBITS.

EXHIBIT
NUMBER                                            DESCRIPTION                                          LOCATION
----------------    -------------------------------------------------------------------------     -------------------

99.1                Letter to the Board of Directors of the Registrant from KPMG LLP dated        Filed herewith
                    July 26, 2002.                                                                electronically

99.2                Letter to the Securities and Exchange Commission from the Registrant          Filed herewith
                    dated July 29, 2002.                                                          electronically


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99.3                Letter to KPMG from Gadsby Hannah, dated July 30, 2002.                       Filed herewith
                                                                                                  electronically
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ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not Applicable

ITEM 9.           REGULATION FD DISCLOSURE.

                  Not Applicable


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Med Diversified, Inc.
                                      (REGISTRANT)

Date:  August 2, 2002            By: /s/ Frank P. Magliochetti, Jr.
                                     ----------------------------------------
                                      Frank P. Magliochetti, Jr.
                                      Chief Executive Officer


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